Savings Plan	12 Months Ended
Dec. 28, 2014
Savings Plan [Abstract]
Savings Plan
Savings Plan
The Company has voluntary 401(k) savings plans designed to enhance the existing retirement programs covering eligible employees. The Company matches a percentage of each employee’s contributions consistent with the provisions of the plan for which he/she is eligible. Total Company matching contributions to the plans were $172 million, $164 million and $160 million in 2014, 2013 and 2012, respectively.